WADDELL & REED ADVISORS FUNDS

Supplement dated July 12, 2006
to
Waddell & Reed Advisors Equity Funds Prospectus
dated October 31, 2005
and supplemented February 17, 2006 and June 9, 2006

The following replaces the information regarding the management of Waddell & Reed Advisors Core Investment Fund in the section entitled "Portfolio Management"

Waddell & Reed Advisors Core Investment Fund: Due to the pending retirement of James Wineland, Erik R. Becker and Gustav C. Zinn are now primarily responsible for the day-to-day management of Waddell & Reed Advisors Core Investment Fund, and both have held their Fund responsibilities since July 2006. Mr. Becker joined WRIMCO in 1999 as an investment analyst and had served as an assistant portfolio manager for Waddell & Reed Advisors Core Investment Fund since 2003. He has served as portfolio manager for Ivy Core Equity Fund since February 2006, in addition to his duties as a research analyst. He is Vice President of WRIMCO and IICO and Vice President of Ivy Core Equity Fund, for which IICO serves as investment manager. Mr. Becker earned a BBA degree in finance, investment and banking and an MS in finance from the University of Wisconsin-Madison. He is a Chartered Financial Analyst.

Gustav C. Zinn has been an employee of WRIMCO since 1998. He had served as assistant portfolio manager for funds managed by IICO and WRIMCO since July 2003, in addition to his duties as a research analyst, and has served as portfolio manager for Ivy Core Equity Fund since February 2006. He is Vice President of IICO and WRIMCO and Vice President of Ivy Core Equity Fund, for which IICO serves as investment manager. He earned a BBA degree and a Masters of Finance from the University of Wisconsin-Madison. He is a Chartered Financial Analyst.

The following information supplements the disclosure regarding the management of Waddell & Reed Advisors Vanguard Fund in the Section entitled "Portfolio Management":

Waddell & Reed Advisors Vanguard Fund: Philip J. Sanders has been appointed co-manager, and together with Daniel P. Becker, is now primarily responsible for the day-to-day management of Waddell & Reed Advisors Vanguard Fund.

Philip J. Sanders has held his Fund responsibilities since June 2006. He is Senior Vice President of WRIMCO and IICO, and Vice President of, and a portfolio manager for, W&R Target Funds, Inc. Growth Portfolio, for which WRIMCO serves as investment manager, and an employee of WRIMCO, since August 1998. He earned a BA in economics from the University of Michigan and an MBA from the University of North Carolina at Charlotte. Mr. Sanders is a Chartered Financial Analyst.

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